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                                                                   Exhibit 10.99

                             FOURTH AMENDMENT TO THE

                 1998 RESTATEMENT OF THE HA-LO INDUSTRIES, INC.

                               401(k) SAVINGS PLAN

         WHEREAS, UPSHOT, Inc. ("UPSHOT") is now a subsidiary of HA-LO Industries, Inc. (the "Corporation"); and

         WHEREAS, the Corporation established and maintains the HA-LO Industries, Inc. 401(k) Savings Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, UPSHOT sponsors the UPSHOT Profit Sharing Plan ("UPSHOT Plan") for the benefit of its eligible employees; and

         WHEREAS, it is desirable to merge the UPSHOT Plan into the Plan and to amend the Plan to provide for the merger of these plans; and

         WHEREAS, the power to amend the Plan is reserved to the Corporation under Section 11.1 of the Plan.

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended, effective as provided herein, in the following particulars:

         1. Effective July 1, 1999, by adding to the end of Section 6.6(a) of the Plan the following:

            (iv) OTHER OPTIONS. In addition to the other forms of distribution described in Section 6.6, if a Participant has an account balance which was transferred to the Plan from the Upshot Profit Sharing Plan and Trust, such Participant may elect to have the vested balance in his or her Accounts distributed either (1) by payment in a lump sum in cash or in kind or (2) by the purchase of an annuity which may not be in any form that will (A) provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his designated Beneficiary) or (B) provide a life annuity.

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         IN WITNESS WHEREOF, this Fourth Amendment is adopted as of the
____ day of June, 1999.



                                 HA-LO Industries, Inc.

                                 By:
                                    -----------------------------
                                 Its:
                                     ----------------------------



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